UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 5, 2019

Tellurian Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-5507	06-0842255
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Louisiana Street, Suite 3100, Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (832) 962-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	TELL	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07                                           Submission of Matters to a Vote of Security Holders

On June 5, 2019, Tellurian Inc. (the “Company”) held its 2019 annual meeting of stockholders (the “Annual Meeting”).  Holders of 242,063,899 shares of the Company’s common stock and 6,123,782 shares of the Company’s preferred stock issued and outstanding at the close of business on the record date of April 22, 2019 were entitled to vote at the Annual Meeting, of which 227,089,570 shares of the Company’s common stock or preferred stock, or approximately 91.5% of those entitled to vote, were represented in person or by proxy at the Annual Meeting.

The certified results of the matters voted upon at the Annual Meeting, which are more fully described in the Company’s proxy statement for the Annual Meeting, are as follows:

Proposal 1 — Election of Directors

Brooke A. Peterson

For	Against	Abstain	Broker Non-Votes
189,453,653	12,152,174	975,859	24,507,884

Charif Souki

For	Against	Abstain	Broker Non-Votes
193,401,953	9,149,038	30,695	24,507,884

Don A. Turkleson

For	Against	Abstain	Broker Non-Votes
192,193,569	10,355,281	32,836	24,507,884

Proposal 2 — To approve, for purposes of Nasdaq Listing Rule 5635, the issuance by the Company of shares of its common stock to TOTAL Delaware, Inc. (“TOTAL”) pursuant to the terms of the Common Stock Purchase Agreement, dated April 3, 2019, by and between the Company and TOTAL

For	Against	Abstain	Broker Non-Votes
202,298,618	222,187	60,881	24,507,884

Proposal 3 — To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019

For	Against	Abstain
226,432,782	549,358	107,430

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELLURIAN INC.

Date: June 6, 2019	By:	/s/ Antoine J. Lafargue
	Name:	Antoine J. Lafargue
	Title:	Senior Vice President and Chief Financial Officer